CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.32

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

Execution Version

FOURTH AMENDED AND RESTATED LETTER OF AGREEMENT

THIS FOURTH AMENDED AND RESTATED LETTER OF AGREEMENT (this “Agreement”), made as of April 7, 2023 (the “Effective Date”), is entered into by and between VENTURE GLOBAL LNG, INC., a Delaware corporation (“VGLNG”) and BAKER HUGHES ENERGY SERVICES LLC (f/k/a GE Oil & Gas, LLC), a Delaware limited liability company (“BH”). VGLNG and BH are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, VGLNG, through its subsidiaries, is developing and/or constructing certain liquefied natural gas (“LNG”) export facilities within the United States of America, including the LNG export facility currently being constructed by Venture Global Calcasieu Pass, LLC (“VG Calcasieu Pass”) in Cameron Parish, Louisiana (the “Calcasieu Pass Project”), the LNG export facility currently being constructed by Venture Global Plaquemines LNG, LLC (“VG Plaquemines”) in Plaquemines Parish, Louisiana (the “Plaquemines LNG Project”), and the LNG export facility currently being developed by Venture Global CP2 LNG, LLC (“VG CP2 LNG”) in Cameron Parish, Louisiana (the “CP2 LNG Project”);

WHEREAS, BH and its affiliates (a) design, engineer, fabricate and manufacture certain natural gas liquefaction equipment, specifically natural gas liquefaction equipment consisting of liquefaction trains (each, a “Liquefaction Train”), with each Liquefaction Train consisting of one (1) six hundred twenty-six thousandth (0.626) million metric tonnes of LNG per annum (“MTPA”) liquefaction unit with associated electric-driven motorcompressor package (including auxiliaries), cold box, surge vessel and common e-house, all as further described in Appendix C that is included in Exhibit A, which is attached hereto and incorporated by reference herein, and (b) supply a nominally rated 611 MW [***] gas turbine combined cycle power island, which includes a gas insulated switchgear, and associated controls, auxiliaries and other equipment, the high-voltage to medium-voltage power distribution system in between the power island and the liquefaction system (each, a “Power Island System”), all as further described in Appendix C that is included in Exhibit B, which is attached hereto and incorporated by reference herein (the “Standard Configuration”) or an alternative configuration of power island equipment, which may include one or more [***] or [***] gas turbines to meet Project power demand in excess of available utility-supplied power (if any) (an “Alternative Configuration”), that may be selected by a Purchaser (as defined below);

WHEREAS, VGLNG, BH and VG Calcasieu Pass entered into that certain Letter of Agreement, dated as of July 13, 2016, as amended by Amendment No. 1 to Letter of Agreement, dated as of May 19, 2017, as further modified by a Letter Agreement, dated as of March 23, 2018, as amended by Amendment No. 2 to Letter of Agreement, dated as of July 30, 2018, as amended by Amendment No. 3 to Letter of Agreement, dated as of August 31, 2018, as amended by Amendment No. 4 to Letter of Agreement, dated as of September 13, 2018, as amended by Amendment No. 5 to Letter of Agreement, dated as of September 21, 2018, and as amended by Amendment No. 6 to Letter of Agreement, dated as of September 24, 2018 (as amended, restated or otherwise modified, the “Original Letter of Agreement”);

WHEREAS, VGLNG and BH entered into that certain Amended and Restated Letter of Agreement, dated as of September 25, 2018, as amended by Amendment No. 1 to Amended and Restated Letter of Agreement, dated as of June 24, 2019, Amendment No. 2 to Amended and Restated Letter of Agreement, dated as of October 31, 2019, Amendment No. 3 to Amended and Restated Letter of Agreement, dated as of January 24, 2020, Amendment No. 4 to Amended and Restated Letter of Agreement, dated as of February 12, 2020, Amendment No. 5 to Amended and Restated Letter of Agreement, dated as of February 27, 2020, Amendment No. 6 to Amended and Restated Letter of Agreement, dated as of March 27, 2020, Amendment No. 7 to Amended and Restated Letter of Agreement, dated as of April 30, 2020, Amendment No. 8 to

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Amended and Restated Letter of Agreement, dated as of May 29, 2020, Amendment No. 9 to Amended and Restated Letter of Agreement, dated as of June 12, 2020, Amendment No. 10 to Amended and Restated Letter of Agreement, dated as of June 29, 2020, Amendment No. 11 to Amended and Restated Letter of Agreement, dated as of July 31, 2020, Amendment No. 12 to Amended and Restated Letter of Agreement, dated as of August 31, 2020, Amendment No. 13 to Amended and Restated Letter of Agreement, dated as of September 15, 2020, Amendment No. 14 to Amended and Restated Letter of Agreement, dated as of October 15, 2020, Amendment No. 15 to Amended and Restated Letter of Agreement, dated as of October 30, 2020, Amendment No. 16 to Amended and Restated Letter of Agreement, dated as of November 16, 2020, Amendment No. 17 to Amended and Restated Letter of Agreement, dated as of December 4, 2020, Amendment No. 18 to Amended and Restated Letter of Agreement, dated as of December 18, 2020, Amendment No. 19 to Amended and Restated Letter of Agreement, dated as of January 22, 2021, Amendment No. 20 to Amended and Restated Letter of Agreement, dated as of February 5, 2021, and Amendment No. 21 to Amended and Restated Letter of Agreement, dated as of February 19, 2021 (as amended, the “First Amended and Restated Letter of Agreement”), which replaced and superseded the Original Letter of Agreement in its entirety;

WHEREAS, VGLNG and BH entered into that certain Second Amended and Restated Letter of Agreement, dated as of February 26, 2021, as amended by Amendment No. 1 to Second Amended and Restated Letter of Agreement, dated as of January 19, 2022, and Amendment No. 2 to Second Amended and Restated Letter of Agreement, dated as of June 23, 2022, Amendment No. 3 to Amended and Restated Letter of Agreement, dated as of July 6, 2022, Amendment No. 4 to Amended and Restated Letter of Agreement, dated as of July 21, 2022, and Amendment No. 5 to Amended and Restated Letter of Agreement, dated as of July 29, 2022 (as amended, the “Second Amended and Restated Letter of Agreement”), which replaced and superseded the First Amended and Restated Letter of Agreement in its entirety;

WHEREAS, VGLNG and BH entered into that certain Third Amended and Restated Letter of Agreement, dated as of September 26, 2022 (as amended, the “Third Amended and Restated Letter of Agreement”), which replaced and superseded the Second Amended and Restated Letter of Agreement in its entirety;

WHEREAS, on September 25, 2018, VG Calcasieu Pass and BH entered into that certain (a) Purchase Order for the Sale of Liquefaction Train System (as amended, the “First LTS Purchase Order”) and (b) Purchase Order for the Sale of Power Island System (as amended, the “First PIS Purchase Order”);

WHEREAS, on February 26, 2021, VG Plaquemines and BH entered into that certain (a) Purchase Order for the Sale of Liquefaction Train System, as amended and restated by that certain Amended and Restated Purchase Order Contract for the Sale of Liquefaction Train System dated January 19, 2022 (as amended, the “Second LTS Purchase Order”) and (b) Purchase Order for the Sale of Power Island System (as amended, the “Second PIS Purchase Order”);

WHEREAS, on February 3, 2022, VG Plaquemines and BH entered into that certain Purchase Order for the Sale of Power Island System (as amended, the “Third PIS Purchase Order”) for the purchase of a power island system, comprised of “Tranche A” and “Tranche B” (as such terms are defined in the Third PIS Purchase Order);

WHEREAS, August 5, 2022, VG Plaquemines and BH entered into that certain Purchase Order for the Sale of Liquefaction Train System (as amended, the “Third LTS Purchase Order”);

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

WHEREAS, VGLNG, through its subsidiaries, may elect to expand the natural gas liquefaction capacity of the Calcasieu Pass Project, the Plaquemines LNG Project and/or the CP2 LNG Project (or any phase thereof) and/or develop additional natural gas liquefaction projects within or outside the United States of America, through the procurement of additional Liquefaction Train Systems and Power Island Systems (each, a “Project”);

WHEREAS, VGLNG and BH desire to reserve or caused to be reserved dedicated manufacturing capacity for VGLNG and to agree on the price, schedule and other terms for the sale and delivery during the time periods described herein of (a) up to [***] Liquefaction Trains manufactured by BH or its affiliates capable of producing in the aggregate no less than [***] MTPA and (b) up to [***] Power Island Systems in a Standard Configuration or an Alternative Configuration, which VGLNG or its designated affiliate, subsidiary, contractor or designee (each, a “Purchaser”) confirm selection of such equipment for the Projects subject to the terms and conditions set forth herein;

WHEREAS, pursuant to the Unconditional Performance Obligations (as defined in each Purchase Order (as defined below) attached hereto) applicable to the Liquefaction Train System and the Power Island System, a Seller (as defined below) will, subject to the terms and conditions of the Purchase Orders, provide Purchaser with a process system performance guarantee with production and efficiency standards for each Project;

WHEREAS, BH and its affiliates will continue to expand the Manufacturing Facilities located in [***] and will increase the number of manufacturing bays in the areas labeled A and B in Exhibit F to [***];

WHEREAS, VGLNG and BH desire to reserve or caused to be reserved additional manufacturing capacity, such that VGLNG, through its subsidiaries, may have the right to purchase additional Liquefaction Trains, on and subject to the terms and conditions set forth herein;

WHEREAS, BH, or where permitted herein the applicable affiliate or subsidiary of BH that is sufficiently qualified and capable of performing the relevant LTS Purchase Order or PIS Purchase Order, (BH or such affiliate or subsidiary, as applicable, a “Seller”), intends to supply to each Purchaser Seller equipment for deployment and installation worldwide, on and subject to the terms and conditions set forth herein; and

WHEREAS, VGLNG and BH desire to replace and supersede the Third Amended and Restated Letter of Agreement in its entirety, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and the agreements in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. MANUFACTURING CAPACITY

1.1 Reservation of Dedicated Manufacturing Capacity for Liquefaction Train Systems and Power Island Systems.

(a) Liquefaction Train Systems.

i. In consideration of the obligations in this Agreement, BH shall cause to be reserved for VGLNG dedicated manufacturing capacity at BH’s affiliated manufacturing facilities located in [***] or [***] (collectively, the “Manufacturing Facilities”), such that [***] sets of [***] Liquefaction Trains, each capable of producing in the aggregate no less than eleven and

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

twenty-seven hundredths (11.27) MTPA (each such set, a “Liquefaction Train System”), shall, except as provided in Section 1.1(a)(xii), be manufactured at (x) the Manufacturing Facilities or (y) solely in the event that the Manufacturing Facilities are at the relevant time engaged in manufacturing Liquefaction Trains for one or more Purchasers and do not have sufficient capacity to manufacture all or part of a subsequent set of Liquefaction Trains, another, mutually agreed BH affiliated manufacturing facility located in [***], and delivered to each applicable Purchaser in accordance with the delivery schedule set forth in Section 2.2(a).

ii. The foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall expire, if at all, on [***] (the “Fourth LTS Order End Date”) if a Purchaser has not executed a definitive purchase agreement substantially in the form attached hereto as Exhibit A, which is incorporated by reference herein, for one (1) Liquefaction Train System (a “LTS Purchase Order”, and such LTS Purchase Order, the “Fourth LTS Purchase Order”) on or before the Fourth LTS Order End Date.

iii. If a Purchaser has executed the Fourth LTS Purchase Order on or before the Fourth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Fifth LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Fifth LTS Purchase Order”), on or before the Fifth LTS Order End Date.

iv. If a Purchaser has executed the Fifth LTS Purchase Order on or before the Fifth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Sixth LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Sixth LTS Purchase Order”) on or before the Sixth LTS Order End Date.

v. If a Purchaser has executed the Sixth LTS Purchase Order on or before the Sixth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Seventh LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Seventh LTS Purchase Order”), on or before the Seventh LTS Order End Date.

vi. If a Purchaser has executed the Seventh LTS Purchase Order on or before the Seventh LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Eighth LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Eighth LTS Purchase Order”) on or before the Eighth LTS Order End Date.

vii. If a Purchaser has executed the Eighth LTS Purchase Order on or before the Eighth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Ninth LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Ninth LTS Purchase Order”), on or before the Ninth LTS Order End Date.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

viii. If a Purchaser has executed the Ninth LTS Purchase Order on or before the Ninth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing 4 Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Tenth LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Tenth LTS Purchase Order”) on or before the Tenth LTS Order End Date.

ix. If a Purchaser has executed the Tenth LTS Purchase Order on or before the Tenth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Eleventh LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Eleventh LTS Purchase Order”) on or before the Eleventh LTS Order End Date.

x. If a Purchaser has executed the Eleventh LTS Purchase Order on or before the Eleventh LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to the [***] remaining Liquefaction Train Systems, and shall expire, if at all, on [***] (the “Twelfth LTS Order End Date”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Twelfth LTS Purchase Order”) on or before the Twelfth LTS Order End Date.

xi. If a Purchaser has executed the Twelfth LTS Purchase Order on or before the Twelfth LTS Order End Date, the foregoing obligation to reserve manufacturing capacity at the Manufacturing Facilities shall continue with respect to [***] remaining Liquefaction Train System and shall expire, if at all, on [***] (the “Final LTS Order End Date” and, together with the Seventh LTS Order End Date, the Eighth LTS Order End Date, the Ninth LTS Order End Date, the Tenth LTS Order End Date, the Eleventh LTS Order End Date and the Twelfth LTS Order End Date, the “Expansion LTS Order End Dates” and, together with the Fourth LTS Order End Date, the Fifth LTS Order End Date and the Sixth LTS Order End Date, the “LTS Order End Dates”) if a Purchaser has not executed an additional LTS Purchase Order for one (1) Liquefaction Train System (the “Final LTS Purchase Order”, and together with the Seventh LTS Purchase Order, the Eighth LTS Purchase Order, the Ninth LTS Purchase Order, the Tenth LTS Purchase Order, the Eleventh LTS Purchase Order and the Twelfth LTS Purchase Order, the “Expansion LTS Purchase Orders”), on or before the Final LTS Order End Date.

xii. BH shall, with respect to each Expansion LTS Purchase Order, be permitted to, at any time during the period commencing twelve (12) months prior to the Expansion LTS Order End Date relating to such Expansion LTS Purchase Order and ending six (6) months prior to such Expansion LTS Order End Date, notify VGLNG in writing of its request to utilize one or more manufacturing facilities (including subcontracted third party facilities) other than one of the Manufacturing Facilities for the manufacture of the Liquefaction Train System under such Expansion LTS Purchase Order, such notice to include (x) a revised, reasonably detailed proposal for the relevant LTS Purchase Order with specific pricing and delivery schedule for the relevant Liquefaction Train System and (y) written confirmation from BH that such manufacturing facility(ies) are subject to quality assurance and quality control programs consistent with the quality assurance and control programs of BH. VGLNG shall, within sixty (60) days of its receipt of BH’s notice, consider for acceptance BH’s request, such acceptance not to be unreasonably withheld or delayed. The Parties agree to, or to cause their applicable affiliates to, negotiate in good faith with respect to such request, including in respect of any revised terms and conditions of any LTS Purchase Order that are necessary to restore the benefit of the bargain to VGLNG in terms of cost (including any modifications to the foreign exchange adjustments set forth in Exhibit E and adjustments for commodity prices and labor costs set forth in Exhibit D based upon the location(s) of the relevant manufacturing facilities and corresponding changes in labor and commodities indices), quality and schedule for delivery, but that it shall not be unreasonable for VGLNG to withhold its acceptance of any such request if Seller’s utilization of one

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

or more manufacturing facilities other than one of the Manufacturing Facilities for the manufacture of the relevant Liquefaction Train System could reasonably be expected to have a material adverse impact on the cost (including any modifications to the foreign exchange adjustments set forth in Exhibit E and adjustments for commodity prices and labor costs set forth in Exhibit D based upon location(s) of the relevant manufacturing facilities and corresponding changes in labor and commodities indices), quality or schedule for delivery of such Liquefaction Train System (as compared to Seller’s utilization of one of the Manufacturing Facilities for the manufacture of such Liquefaction Train System in accordance with the terms of this Agreement). If VGLNG rejects BH’s request in writing or otherwise has not accepted BH’s request (including if VGLNG fails to respond in writing to BH’s request) within such sixty (60) day period, then (w) in the event that VGLNG has not accepted BH’s request, VGLNG shall be deemed to have rejected BH’s request, (x) neither BH nor any other applicable Seller shall have an obligation to reserve manufacturing capacity for such Liquefaction Train System, (y) VGLNG, and its subsidiaries and affiliates shall no longer be obligated to utilize BH for the manufacturing of such Liquefaction Train System and (z) Section 2.3(a)(v) and Section 2.3(a)(vi) shall no longer be applicable with respect to such Liquefaction Train System.

xiii. BH shall, with respect to each Expansion LTS Purchase Order, be permitted to, at any time during the period commencing twelve (12) months prior to the Expansion LTS Order End Date relating to such Expansion LTS Purchase Order and ending six (6) months prior to such Expansion LTS Order End Date, notify VGLNG in writing that a material and adverse change in market conditions, including any changes in Liquefaction Train System design and/or scope necessary to meet design codes and/or standards in a location that is outside of the United States of America, applicable to such Expansion LTS Purchase Order, including a material increase in material, labor and subcontractor costs that is not otherwise recoverable under the terms of this Agreement or such Expansion LTS Purchase Order, has occurred and as a direct result thereof Seller’s performance under such Expansion LTS Purchase Order has been rendered commercially impracticable, such notice to include a reasonably detailed description of the changes in market conditions and the basis for BH’s determination of such commercial impracticability. VGLNG shall, within sixty (60) days of its receipt of BH’s notice, consider for acceptance BH’s request, such acceptance not to be unreasonably withheld or delayed. The Parties or their applicable affiliates shall promptly meet and discuss in good faith such changes in market conditions and consider equitable adjustments to the relevant Expansion LTS Purchase Order that are necessary to restore the Parties’ or their applicable affiliates’ relative economic positions. If within ninety (90) days following VGLNG’s receipt of BH’s notice, VGLNG and Seller have not agreed upon mutually acceptable equitable adjustments to the relevant Expansion LTS Purchase Order that are necessary to restore their relative economic positions, then (w) VGLNG shall be deemed to have rejected BH’s request, (x) neither BH nor the applicable Seller shall have an obligation to reserve manufacturing capacity for such Liquefaction Train System, (y) VGLNG, and its subsidiaries and affiliates shall no longer be obligated to utilize BH for the manufacturing of such Liquefaction Train System and (z) Section 2.3(a)(v) and Section 2.3(a)(vi) shall no longer be applicable with respect to such Liquefaction Train System.

xiv. Each of BH and VGLNG acknowledges and agrees that a Purchaser shall be entitled to purchase a Liquefaction Train System pursuant to an LTS Purchase Order for installation in the United States of America or in a jurisdiction outside of the United States of America. In the event of any Liquefaction Train System to be installed in a jurisdiction outside of the United States of America, BH shall notify VGLNG of the Seller that will supply such Liquefaction Train System, and such Seller will become a party to this Agreement with respect to the applicable LTS Purchase Order pursuant to a mutually agreeable accession agreement. Notwithstanding anything to the contrary set forth in this Agreement (a) VGLNG shall notify BH of its intention to purchase a Liquefaction Train System pursuant to an LTS Purchase Order for installation outside of the United States of America at any time prior to the date that is twelve (12) months prior to such LTS Order End Date, and (b) the Purchaser and Seller shall cooperate with each other and discuss amendments and/or updates to the Liquefaction Train System Scope of Supply

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

and configuration, the delivery terms and schedule, the LTS Purchase Price, the LTS Transportation Costs and the form of LTS Purchase Order that may be necessary and appropriate to reflect the specific site conditions, legal requirements, design codes and standards, natural gas composition or other identifiable and measurable factors adversely affecting the performance of the Liquefaction Train System in the relevant non-U.S. jurisdiction. If the Purchaser and Seller have not agreed upon a mutually acceptable Purchase Order for the Liquefaction Train System Scope of Supply, the delivery terms and schedule, the LTS Purchase Price, the LTS Transportation Costs and the form of LTS Purchase Order pursuant to the immediately preceding sentence by the relevant LTS Order End Date, then, without affecting BH’s other obligations under this Agreement: (x) neither BH nor any other applicable Seller shall have an obligation to reserve or caused to be reserved manufacturing capacity for such Liquefaction Train System; (y) VGLNG and its subsidiaries and affiliates shall no longer be obligated to utilize BH or any other Seller for the manufacturing of such Liquefaction Train System; and (z) Section 2.3(a)(v) and Section 2.3(a)(vi) shall no longer be applicable with respect to such Liquefaction Train System.

xv. If VGLNG, through its subsidiaries, decides to construct a Project comprised of thirty-six (36) Liquefaction Trains in respect of which a single Purchaser will enter two (2) LTS Purchase Orders, then each of the two (2) LTS Purchase Orders may be for a reconfigured Liquefaction Train System comprised of (i) eighteen (18) or more Liquefaction Trains, in respect of the first LTS Purchase Order for such Project, and (ii) the remaining number of Liquefaction Trains in respect of the second LTS Purchase Order for such Project. In such event references to a “Liquefaction Train System” in clauses (ii) through (xi) of this Section 1.1(a) shall be treated as a reference to such reconfigured Liquefaction Train System.

(b) Power Island Systems.

i. In consideration of the obligations in this Agreement, BH shall cause to be reserved for VGLNG dedicated manufacturing capacity at a manufacturing facility of General Electric Company or one or more of its subsidiaries (acting as a subcontractor of the Seller), such that [***] Power Island Systems shall be manufactured for the Seller by General Electric Company or one or more of its subsidiaries and delivered to each applicable Purchaser in accordance with the delivery schedule set forth in Section 2.2(b).

ii. The foregoing reservation of manufacturing capacity shall expire, if at all, on [***] (the “Fourth PIS Order End Date”) if a Purchaser has not executed a definitive purchase agreement in the form attached hereto as Exhibit B for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (a “PIS Purchase Order”) (such PIS Purchase Order, the “Fourth PIS Purchase Order”) on or before the Fourth PIS Order End Date.

iii. If a Purchaser has executed the Fourth PIS Purchase Order on or before the Fourth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Fifth PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Fifth PIS Purchase Order”) on or before the Fifth PIS Order End Date.

iv. If a Purchaser has executed the Fifth PIS Purchase Order on or before the Fifth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Sixth PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Sixth PIS Purchase Order”) on or before the Sixth PIS Order End Date.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

v. If a Purchaser has executed the Sixth PIS Purchase Order on or before the Sixth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Seventh PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Seventh PIS Purchase Order”) on or before the Seventh PIS Order End Date.

vi. If a Purchaser has executed the Seventh PIS Purchase Order on or before the Seventh PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Eighth PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Eighth PIS Purchase Order”) on or before the Eighth PIS Order End Date.

vii. If a Purchaser has executed the Eighth PIS Purchase Order on or before the Eighth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Ninth PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Ninth PIS Purchase Order”) on or before the Ninth PIS Order End Date.

viii. If a Purchaser has executed the Ninth PIS Purchase Order on or before the Ninth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Tenth PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Tenth PIS Purchase Order”) on or before the Tenth PIS Order End Date.

ix. If a Purchaser has executed the Tenth PIS Purchase Order on or before the Tenth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Eleventh PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Eleventh PIS Purchase Order”) on or before the Eleventh PIS Order End Date.

x. If a Purchaser has executed the Eleventh PIS Purchase Order on or before the Eleventh PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to the [***] remaining Power Island Systems and shall expire, if at all, on [***] (the “Twelfth PIS Order End Date”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Twelfth PIS Purchase Order”) on or before the Twelfth PIS Order End Date.

xi. If a Purchaser has executed the Twelfth PIS Purchase Order on or before the Twelfth PIS Order End Date, the foregoing reservation of manufacturing capacity shall continue with respect to [***] remaining Power Island System and shall expire, if at all, on [***] (the “Final PIS Order End Date”, and together with the Seventh PIS Order End Date, the Eighth PIS Order End Date, the Ninth PIS Order End Date, the Tenth PIS Order End Date, the Eleventh PIS Order End Date and the Twelfth PIS Order End Date, the “Expansion PIS Order End Dates”, and, together with the Fourth PIS Order End Date, the Fifth PIS Order End Date and the Sixth PIS Order End Date, the “PIS Order End Dates”) if a Purchaser has not executed an additional PIS Purchase Order for one (1) Power Island System, which at Purchaser’s election may be comprised of Tranche A and Tranche B (the “Final PIS Purchase Order” and, together with the Seventh PIS Purchase Order, the Eighth PIS Purchase Order, the Ninth PIS Purchase Order, the Tenth PIS Purchase Order, the Eleventh PIS Purchase Order and the Twelfth PIS Purchase Order, the “Expansion PIS Purchase Orders”) on or before the Final PIS Order End Date.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

xii. BH shall, with respect to each Expansion PIS Purchase Order, be permitted to, at any time during the period commencing twelve (12) months prior to the Expansion PIS Order End Date relating to such Expansion PIS Purchase Order and ending six (6) months prior to such Expansion PIS Order End Date, notify VGLNG in writing that a material and adverse change in market conditions, including any changes in Power Island System design and/or scope necessary to meet design codes and/or standards in a location outside of the United States of America applicable to such Expansion PIS Purchase Order, including a material increase in material, labor and subcontractor costs that is not otherwise recoverable under the terms of this Agreement or such Expansion PIS Purchase Order, has occurred and as a direct result thereof Seller’s performance under such Expansion PIS Purchase Order has been rendered commercially impracticable, such notice to include a reasonably detailed description of the changes in market conditions and the basis for BH’s determination of such commercial impracticability. VGLNG shall, within sixty (60) days of its receipt of BH’s notice, consider for acceptance BH’s request, such acceptance not to be unreasonably withheld or delayed. The Parties or their applicable affiliates shall promptly meet and discuss in good faith such changes in market conditions and consider equitable adjustments to the relevant Expansion PIS Purchase Order that are necessary to restore their relative economic positions. If within ninety (90) days following VGLNG’s receipt of BH’s notice, VGLNG and Seller have not agreed upon mutually acceptable equitable adjustments to the relevant Expansion PIS Purchase Order that are necessary to restore their relative economic positions, then (w) VGLNG shall be deemed to have rejected BH’s request, (x) neither BH nor the applicable Seller shall have an obligation to reserve or caused to be reserved manufacturing capacity for such Power Island System, (y) VGLNG, and its subsidiaries and affiliates shall no longer be obligated to utilize BH for the supply of such Power Island System and (z) Section 2.3(b)(iv) shall no longer be applicable with respect to such Power Island System.

xiii. Each of BH and VGLNG acknowledges and agrees that a Purchaser shall be entitled to purchase a Power Island System pursuant to a PIS Purchase Order for installation in the United States of America or in a jurisdiction outside of the United States of America. In the event of any Power Island System to be installed in a jurisdiction outside of the United States of America, BH shall notify VGLNG of the Seller that will supply such Power Island System and such Seller will become a party to this Agreement with respect to the applicable PIS Purchase Order pursuant to a mutually agreeable accession agreement. Notwithstanding anything to the contrary set forth in this Agreement, (a) VGLNG shall notify BH of its intention to purchase the Power Island System pursuant to a PIS Purchase Order for installation outside of the United States of America any time prior to the date that is twelve (12) months prior to such PIS Order End Date, and (b) the Purchaser and Seller shall cooperate with each other and discuss amendments and/or updates to the Power Island System Scope of Supply and configuration, the PIS Purchase Price, the delivery schedule, the PIS Transportation Costs and the form of PIS Purchase Order that may be necessary and appropriate to reflect the specific site conditions, legal requirements, design codes and standards, natural gas composition or other identifiable and measurable factors adversely affecting the performance of the Power Island System in the relevant non-U.S. jurisdiction. If the Purchaser and Seller have not agreed upon a mutually acceptable Purchase Order for the Power Island System Scope of Supply and configuration, the delivery terms and schedule, the PIS Purchase Price, the PIS Transportation Costs and the form of PIS Purchase Order by the relevant PIS Order End Date, then, without affecting BH’s other obligations under this Agreement: (x) neither BH nor any other applicable Seller shall have an obligation to cause to be reserved manufacturing capacity for such Power Island System; (y) VGLNG and its subsidiaries and affiliates shall no longer be obligated to utilize BH or any other Seller for the manufacturing supply of such Power Island System and (z) Section 2.3(b)(iv) shall no longer be applicable with respect to such Power Island System.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

1.2 Original Letter of Agreement, First Amended and Restated Letter of Agreement, Second Amended and Restated Letter of Agreement and Third Amended and Restated Letter of Agreement. The Parties hereby acknowledge and agree that:

(a) the Original Letter of Agreement was superseded in its entirety by the First Amended and Restated Letter of Agreement and is no longer of any force and effect as of September 25, 2018;

(b) the First Amended and Restated Letter of Agreement was superseded in its entirety by the Second Amended and Restated Letter of Agreement and is no longer of any force and effect as of February 26, 2021;

(c) the Second Amended and Restated Letter of Agreement is hereby superseded in its entirety by this Agreement and is no longer of any force and effect as of September 26, 2022;

(d) the Third Amended and Restated Letter of Agreement is hereby superseded in its entirety by this Agreement and is no longer of any force and effect as of the Effective Date;

(e) VGLNG shall retain all rights, title and interest to any work product or other deliverables produced by BH under the Original Letter of Agreement or the Letter of Intent dated as of December 10, 2015 between VG Calcasieu Pass and BH (the “Letter of Intent”), other than work product and other deliverables produced by BH under the Letter of Intent for which BH was to be compensated under invoice number [***] in the amount of [***] that was issued by BH on April 19, 2016 under the Letter of Intent; and

(f) there are no outstanding claims by either Party or any amounts owed by one Party to the other Party under the Original Letter of Agreement, the First Amended and Restated Letter of Agreement, the Second Amended and Restated Letter of Agreement and the Third Amended and Restated Letter of Agreement.

(g) [***]

1.3 Manufacturing Capacity for additional Liquefaction Trains

In addition to the existing reservation of capacity set forth herein, BH agrees to reserve additional manufacturing capacity at the Manufacturing Facilities located in [***], built or repurposed to be capable of manufacturing the Liquefaction Train Systems described in Section 1.1(a), for a period starting on the Effective Date and ending on the Final LTS Order End Date or [***], whichever occurs earlier (the “Additional Reservation Period”) for the purchase of additional Liquefaction Trains on the following terms set forth below:

(a)

At any time during the Additional Reservation Period, VGLNG or the applicable Purchaser will have the right to purchase additional Liquefaction Train(s) under one or more purchase order (“LT Purchase Order(s)”) that shall be negotiated in good faith by BH and VGLNG or

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

the applicable Purchaser in accordance with the following: (i) each LT Purchase Order shall be for up to one LTS Block (as defined below) and there must be [***] bays available at the Manufacturing Facilities located at [***] built or repurposed to be capable of manufacturing such LTS Block; and (ii) the issuance of such LT Purchase Order does not conflict or impact Seller’s obligations under an LTS Purchase Order or the reservation of manufacturing capacity for the Liquefaction Train Systems described in Section 1.1(a) of this Agreement. Seller is obligated to demonstrate to Buyer if there are supplier conflicts that require an extended delivery time or other consideration by the Buyer.

(b)

VGLNG shall notify in writing to BH of its intent to purchase a LTS Block, in which case no later than ninety (90) days from the date of VGLNG’s notice (or such other time as mutually agreed by the Parties in writing), a Purchaser or VGLNG and BH shall negotiate in good faith and execute a definitive LT Purchase Order authorizing Seller to proceed with full scope of work under such agreement. The LT Purchase Order shall be mutually agreed by Seller and the applicable Purchaser and shall be substantially in the form of Exhibit A to this Agreement with required revisions, including changes to the Scope of Supply, the delivery terms and schedule, the purchase price (which shall be calculated based on the terms set forth in Section 1.3(c) subject to reasonable market-based adjustments), Transportation Costs, warranties and performance guarantees; provided that (i) delivery terms under LT Purchase Orders will be DDP (INCOTERMS 2020) the delivery point reasonably identified by VGLNG or the applicable Purchaser, subject to delivery delay liquidated damages and early completion bonus being assessed upon shipping of the applicable Liquefaction Trains from the Manufacturing Facilities located in [***] and issuance and acceptance of a “Ready for Shipment/ Mechanical Inspection Certificate”, and (ii) the delivery date will be [***] from the effective date of such LT Purchase Order. VGLNG and BH acknowledge and agree neither VGLNG, nor any Purchaser, shall be obligated to purchase or pay for, and neither BH nor any Seller shall be obligated to sell or supply any of the Additional Liquefaction Train, unless or until a definitive LT Purchase Order is executed by the applicable Purchaser and the applicable Seller. For the avoidance of doubt, failure to enter into a LT Purchase Order shall have no impact on BH’s obligations under any LTS Purchase Orders, including with respect to delivery dates set forth in any such LTS Purchase Order.

(c)	The purchase price for each additional Liquefaction Train under an LT Purchase Order shall be calculated as follows:

i.

If the LT Purchase Order is for the purchase of at least one (1) and not more than two (2) Liquefaction Trains, then the purchase price for each such additional Liquefaction Train will be an amount equal to [***];

ii.

If the LT Purchase Order is for the purchase of at least three (3) and not more than six (6) Liquefaction Trains, then the purchase price for each such additional Liquefaction Train will be an amount equal to [***]; and

iii.	If the LT Purchase Order is for the purchase of at least seven (7) Liquefaction Trains, then the purchase price for each such additional Liquefaction Train will be an amount equal to [***].

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

2. PURCHASE AND DELIVERY OF LIQUEFACTION TRAIN SYSTEMS AND POWER ISLAND SYSTEMS

2.1 Purchase of the Liquefaction Train Systems and Power Island Systems.

(a) Liquefaction Train Systems.

i. One or more Purchasers intends to purchase from a Seller up to [***] Liquefaction Train Systems (in addition to the Liquefaction Train Systems purchased pursuant to the First LTS Purchase Order, the Second LTS Purchase Order and the Third LTS Purchase Order) capable of producing no less than [***] MTPA pursuant to one (1) or more LTS Purchase Orders, subject to the terms and conditions of this Agreement.

ii. BH and VGLNG intend that the applicable Seller and the applicable Purchaser shall, upon the election by VGLNG, execute one (1) or more LTS Purchase Orders for: (i) the fourth Liquefaction Train System on or before the Fourth LTS Order End Date; (ii) the fifth Liquefaction Train System on or before the Fifth LTS Order End Date; (iii) the sixth Liquefaction Train System on or before the Sixth LTS Order End Date; (iv) the seventh Liquefaction Train System on or before the Seventh LTS Order End Date; (v) the eighth Liquefaction Train System on or before the Eighth LTS Order End Date; (vi) the ninth Liquefaction Train System on or before the Ninth LTS Order End Date; (vii) the tenth Liquefaction Train System on or before the Tenth LTS Order End Date; (viii) the eleventh Liquefaction Train System on or before the Eleventh LTS Order End Date; (ix) the twelfth Liquefaction Train System on or before the Twelfth LTS Order End Date; and (x) the thirteenth Liquefaction Train System on or before the Final LTS Order End Date, in each case, for delivery of such Liquefaction Train Systems to the relevant Project designated by Purchaser in accordance with the relevant LTS Purchase Order and the delivery schedule set forth in Section 2.2(a). Notwithstanding Section 2.1(a)(i), VGLNG and BH acknowledge and agree that, subject to Section 2.3(a)(v), neither VGLNG, nor any Purchaser, shall be obligated to purchase or pay for and, without prejudice to its obligations under Section 1, neither BH nor any Seller shall be obligated to sell or supply any of the Liquefaction Train Systems, unless or until a definitive LTS Purchase Order is executed by the applicable Purchaser and the applicable Seller.

(b) Power Island Systems.

i. One or more Purchasers intends to purchase from the applicable Sellers up to [***] Power Island Systems (in addition to Power Island Systems purchased pursuant to the First PIS Purchase Order, the Second PIS Purchase Order and the Third PIS Purchase Order) pursuant to one (1) or more PIS Purchase Orders, subject to the terms and conditions of this Agreement.

ii. BH and VGLNG intend the applicable Seller and the applicable Purchaser shall, upon the election by VGLNG, execute one (1) or more PIS Purchase Orders for: (i) the fourth Power Island System on or before the Fourth PIS Order End Date; (ii) the fifth Power Island System on or before the Fifth PIS Order End Date; (iii) the sixth Power Island System on or before the Sixth PIS Order End Date; (iv) the seventh Power Island System on or before the Seventh PIS Order End Date; (v) the eighth Power Island System on or before the Eighth PIS Order End Date; (vi) the ninth Power Island System on or before the Ninth PIS Order End Date; (vii) the tenth Power Island System on or before the Tenth PIS Order End Date; (viii) the eleventh Power Island System on or before the Eleventh PIS Order End Date; (ix) the twelfth Power Island System on or before the Twelfth PIS Order End Date; and (x) the thirteenth Power Island System on or before the Final PIS Order End Date, in each case, for delivery of such Power Island Systems to the relevant Project designated by a Purchaser to a Seller in accordance with the relevant PIS Purchase Order and the delivery schedule set forth in Section 2.2(b) (in each case as adjusted for an Alternative Configuration). Notwithstanding Section 2.1(b)(i), VGLNG and BH acknowledge and agree that, subject to Section 2.3(b)(iv), neither VGLNG nor any Purchaser shall be obligated to purchase or pay for, and neither BH nor any Seller shall be obligated to sell or supply, any of the Power Island Systems unless or until a definitive PIS Purchase Order is executed by the applicable Purchaser and the applicable Seller.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

2.2 Schedule for Delivery of the Liquefaction Train Systems and Power Island Systems.

(a) Liquefaction Train Systems.

i. The delivery schedule for the Liquefaction Trains assumes that a limited notice to proceed pursuant to Appendix A attached to Exhibit A of this Agreement (“LTS LNTP”) will be issued authorizing the scope of services included in such LTS LNTP with respect to the applicable LTS Purchase Order for a Liquefaction Train System no later than [***] prior to the issuance of the full notice to proceed authorizing the applicable Seller to proceed with the full scope of work under such LTS Purchase Order (“LTS FNTP”). If the LTS LNTP is issued less than [***] prior to the issuance of the LTS FNTP under a LTS Purchase Order, the delivery schedule for such LTS Purchase Order shall be extended day for day for each day the LTS LNTP was issued less than [***] prior to the issuance of the LTS FNTP. VGLNG and BH acknowledge and agree that the amounts payable with respect to the services performed under the LTS LNTP for a LTS Purchase Order, not including any amount that may be due in connection with a termination of the LTS Purchase Order, shall be payable in accordance with the payment schedule set forth in Appendix B to Exhibit A of this Agreement and shall not exceed [***] of the Contract Price. The scope of the applicable Seller’s services under the LTS LNTP is described in Appendix C that is included in Exhibit A, which is attached hereto and incorporated by reference herein.

ii. VGLNG and BH acknowledge that the Liquefaction Trains will be delivered when completed on a specific schedule that requires continuous and regular deliveries. While initial delivery dates may vary and are ultimately subject to the terms of the applicable LTS Purchase Order, the applicable Seller will deliver the Liquefaction Trains under such LTS Purchase Order as follows: (i) the first two (2) Liquefaction Trains under such LTS Purchase Order within [***] following the LTS FNTP date of such LTS Purchase Order; (ii) each subsequent set of two (2) Liquefaction Trains under such LTS Purchase Order will be delivered between [***] and [***] after the delivery date of the preceding set of two (2) Liquefaction Trains until the total quantity of Liquefaction Trains under such LTS Purchase Order is complete. The delivery schedule under each LTS Purchase Order shall ensure that at least [***] exist between the delivery date of the last two (2) Liquefaction Trains of an LTS Purchase Order and the delivery date of the first two (2) Liquefaction Trains of the subsequent LTS Purchase Order; provided however in the event that delivery dates under an LTS Purchase Order, as scheduled pursuant to the immediately preceding sentence, overlap with or occur prior to the date that is [***] after the delivery date of the last two (2) Liquefaction Trains under the preceding LTS Purchase Order, the Parties shall negotiate in good faith the delivery dates under such subsequent LTS Purchase Order.

iii. As applicable under an LTS Purchase Order, if Seller identifies specific supply chain constraints to any Major Component (as such term is defined in Section 3.2), e-houses and/or module steel structures in such LTS Purchase Order, Seller shall have the right to demonstrate those concerns to Buyer no later than thirty (30) days prior to expected date of issuance of such LTS Purchase Order, and Buyer and Seller shall reasonably negotiate in good faith the scope, schedule and amount to be paid under the LTS LNTP under such LTS Purchase Order.

iv. With respect to each LTS Purchase Order, BH and the applicable Purchaser shall negotiate in good faith adjustments to the structure and timing of payment of, without modification to the aggregate amount of, any bonus for early delivery described in clause 6.7 of Appendix A attached to Exhibit A of this Agreement.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(b) Power Island Systems.

i. The delivery schedule for the Power Island Systems assumes that a limited notice to proceed pursuant to Appendix A attached to Exhibit B of this Agreement (“PIS LNTP”) will be issued authorizing the scope of services included in such PIS LNTP with respect to the applicable PIS Purchase Order for a Liquefaction Train System no later than [***] prior to the issuance of the full notice to proceed authorizing the applicable Seller to proceed with the full scope of work under such PIS Purchase Order (“PIS FNTP”). If the PIS LNTP is issued less than [***] prior to the issuance of the PIS FNTP, the delivery schedule for the applicable PIS Purchase Order shall be extended day for day for each day the PIS LNTP was issued less than [***] prior to the issuance of the PIS FNTP. VGLNG and BH acknowledge and agree that the amounts payable with respect to the services performed under the PIS LNTP for a PIS Purchase Order, not including any amount that may be due in connection with a termination of the PIS Purchase Order, shall be payable in accordance with the payment schedule set forth in Appendix B to Exhibit B of this Agreement and shall not exceed [***]. The scope of the applicable Seller’s services under the PIS LNTP is described in Appendix C that is included in Exhibit B, which is attached hereto and incorporated by reference herein.

ii. While initial delivery dates may vary and are ultimately subject to the terms of the applicable PIS Purchase Order, the applicable Seller will deliver the Power Island Systems under such PIS Purchase Order as follows: (i) the first gas turbine and generator set under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; (ii) the second gas turbine generator set under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; (iii) the third gas turbine generator set under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; (iv) the fourth gas turbine generator set under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; (v) the final gas turbine generator set under such PIS Purchase Order within [ * * * ] following the PIS FNTP date of such PIS Purchase Order; (vi) the gas insulated switchgear under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; (vii) the first steam turbine generator set under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; (viii) the second steam turbine generator set under such PIS Purchase Order within [***] following the PIS FNTP date of such PIS Purchase Order; and (ix) the remaining equipment as defined in Appendix C of the applicable PIS Purchase Order; provided, however, that the delivery schedule for the Power Island Systems is subject to the PIS LNTP conditions set forth in Section 2.2(b)(i) and to adjustment as provided in the applicable PIS Purchase Order. In the event delivery dates for a Simple Cycle Component or Other Component (such terms are defined in the applicable PIS Purchase Orders) under a PIS Purchase Order overlap with or occur within [***] of the delivery date of the last equivalent Simple Cycle Component or Other Component under the preceding PIS Purchase Order, the parties shall negotiate in good faith the delivery dates under such subsequent PIS Purchase Order.

iii. As applicable under a PIS Purchase Order, if Seller identifies specific supply chain constraints to the Simple Cycle Components or Other Components in such PIS Purchase Order, Seller shall have the right to demonstrate those concerns to Buyer no later than thirty (30) days prior to expected date of issuance of the PIS Purchase Order, and Buyer and Seller shall reasonably negotiate in good faith the scope, schedule and amount to be paid under the PIS LNTP under such PIS Purchase Order.

iv. With respect to the Fourth PIS Purchase Order and each subsequent PIS Purchase Order, upon the request of VGLNG, the applicable Purchaser and the applicable Seller agree to negotiate in good faith the design, scope, delivery schedule and price of an Alternative Configuration to be supplied by the applicable Seller for all or part of the power demand in excess of utility-supplied power for the relevant Project, which Alternative Configuration shall be priced on non-discriminatory, market terms for such Alternative Configuration.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

2.3 Purchase Price for the Liquefaction Train Systems and Power Island Systems.

(a) Liquefaction Train Systems.

i. The purchase price for each Liquefaction Train System (the “LTS Purchase Price”) shall be equal to the sum of: (1) [***]; and (2) [***].

ii. The applicable Seller shall deliver each Liquefaction Train DDP the marine offloading facility(ies) adjacent to the Project site as designated by Purchaser to Seller for the items to be delivered by barge (Incoterms 2010) and DDP the Project site for the items to be delivered by truck (Incoterms 2010), as specified in the relevant LTS Purchase Order (each, a “Delivery Point”). The items will be supplied to the relevant jurisdiction in which they will be installed, cleared through customs and duty-paid for use in that jurisdiction. The LTS Purchase Price shall not include any Liquefaction Train System duties and tariffs paid by the applicable Seller to deliver each Liquefaction Train in accordance with the preceding sentence (“LTS Duties”), and physical transportation costs, exclusive of insurance costs and taxes associated with physical transportation costs other than LTS Duties, for each such Liquefaction Train (“LTS Transportation Costs”). Purchaser shall reimburse the applicable Seller pursuant to the LTS Purchase Order requirements for all reasonable, documented out-of-pocket LTS Duties and LTS Transportation Costs incurred by the applicable Seller, plus a fixed fee of [***], for the applicable Seller’s management of the Liquefaction Train deliveries (divided proportionally based upon delivery of each Liquefaction Train and payable by Purchaser monthly). LTS Transportation Costs, inclusive of the fixed fee, shall, subject to the following two sentences, not exceed [***] in the aggregate; provided that the applicable Seller has made commercially reasonable efforts to obtain competitive transportation pricing terms and to minimize transportation costs. When the amount of LTS Transportation Costs forecast by Seller reaches [***] of the not to exceed amount of LTS Transportation Costs amount set forth above and Seller reasonably estimates that the aggregate Transportation Costs may exceed such not to exceed amount of LTS Transportation Costs, Seller shall notify the applicable Purchaser and provide an estimate of the remaining LTS Transportation Costs anticipated to complete the Liquefaction Train System deliveries under the applicable LTS Purchase Order. Purchaser will reasonably consider an adjustment to the not to exceed LTS Transportation Costs; provided that any such increase in the LTS Transportation Costs shall be mutually agreed in a change order to such LTS Purchase Order. At least [***] prior to the delivery of the first Liquefaction Train under a LTS Purchase Order, the applicable Seller shall provide to Purchaser for Purchaser’s review and approval a plan for the delivery of the Liquefaction Trains, in accordance with the delivery schedule, including the identity of the transportation vendors and the estimated LTS Transportation Costs for such LTS Purchase Order, such approval not to be unreasonably withheld, conditioned or delayed.

iii. The LTS Purchase Price for each LTS Purchase Order shall be firm and not subject to any adjustments, other than increases or decreases in the LTS Purchase Price resulting from (i) [***], (ii) [***], (iii) with respect to component (1) of such LTS Purchase Price for each LTS Purchase Order, by an additional amount based upon changes in labor and commodities indices in accordance with Exhibit D, which is attached hereto and incorporated by reference herein, (iv) a foreign exchange adjustment to component (1) of such LTS Purchase Price in accordance with Exhibit E, which is attached hereto and incorporated by reference herein, and (v) in the case of any Expansion LTS Purchase Order, any adjustments contemplated in Section 1.1(a)(ix), and (v) after the execution of such LTS Purchase Order, any adjustment pursuant to the terms and conditions of such LTS Purchase Order.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

iv. The obligation for holding the price and delivery schedule for the Liquefaction Train Systems in accordance with this Agreement is subject to and contingent, (i) for the fourth Liquefaction Train System, on a Purchaser executing the Fourth LTS Purchase Order, and (ii) for each subsequent Liquefaction Train System, on Purchaser executing each of the LTS Purchase Orders after the Fourth LTS Purchase Order that relate to a Liquefaction Train System that precedes such subsequent Liquefaction Train System, in each case, within the timeframes detailed in Section 1.1(a).

v. Subject to Section 1.1(a)(ix), in exchange for BH performing all of its obligations under this Agreement and provided that no BH event of default has occurred and is continuing under this Agreement, if VGLNG, through its subsidiaries, commences construction of a Project that is intended to produce an amount of liquefied natural gas for off-take from such Project that has the design capacity of the Liquefaction Train System described in Appendix C to the LTS Purchase Order: (i) such Project shall utilize a Liquefaction Train System manufactured by BH, its affiliates or BH’s designee and VGLNG shall not, directly or through a subsidiary, affiliate, or other entity, utilize a Liquefaction Train System manufactured by an entity other than BH, its affiliates or BH’s designee for such Project, and (ii) if the project is in the United States of America, VGLNG shall cause such Project owner to specify such Liquefaction Train System manufactured by BH or its designee as part of the Federal Energy Regulatory Commission (“FERC”) filings for such Project. Upon receiving a written request by BH, VGLNG shall make available to BH, to the extent permissible to do so, copies of the FERC filings for any such Project evidencing inclusion of the Liquefaction Train System manufactured by BH as part of the FERC filings for such Project.

vi. In exchange for BH performing all of its obligations under this Agreement and provided that no BH event of default has occurred and is continuing under this Agreement, if VGLNG, through its subsidiaries, decides to construct a Project that is intended to produce an amount of liquefied natural gas for off-take from such Project that is less or more than [***] MTPA and that does not have the design capacity of the Liquefaction Train System described in Appendix C to the LTS Purchase Order, then the LTS Purchase Price will be adjusted as follows:

A. If the reconfigured Liquefaction Train System will be comprised of between [***] each (each such block, a “LTS Block”), then the purchase price for the reconfigured Liquefaction Train System under the applicable LTS Purchase Order will be equal to [***];

B. If the reconfigured Liquefaction Train System will be comprised of between [***], then the purchase price for the reconfigured Liquefaction Train System under the applicable LTS Purchase Order will be equal to [***]; and

C. If the reconfigured Liquefaction Train System will be comprised of [***], then the purchase price for the reconfigured Liquefaction Train System under the applicable LTS Purchase Order will be equal to [***].

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

In such a circumstance, (1) [***], and (2) if the project is in the United State of America, VGLNG shall cause such Project owner to specify [***]. Upon receiving a written request by BH, VGLNG shall make available to BH, to the extent permissible to do so, copies of the FERC filings for any such Project evidencing inclusion of the Liquefaction Train System manufactured by BH or its affiliate as part of the FERC filings for such Project.

vii. BH represents and warrants to VGLNG that Appendix C to the LTS Purchase Order (the “Liquefaction Train System Scope of Supply”) includes all of the necessary obligations that are required to be performed by the applicable Seller in order for each of the Liquefaction Train Systems to operate in accordance with the requirements of the LTS Purchase Order and satisfy the design codes, standards and the performance guarantees set forth in the LTS Purchase Order. Notwithstanding Section 2.3(a)(ii), BH and VGLNG acknowledge and agree that the Liquefaction Train System Scope of Supply describes the items for the Liquefaction Train System being provided in general, but not in complete detail. BH and VGLNG agree that any specific items not set forth in the Liquefaction Train System Scope of Supply, or any details or clarifications thereto, that are required in order to satisfy the requirements of the LTS Purchase Order or to satisfy the design codes, standards and the performance guarantees set forth therein, in each case, will not be considered changes to the Liquefaction Train System Scope of Supply, unless they are explicitly excluded from the Liquefaction Train System Scope of Supply, are changes to the basis of design directed by Purchaser or changes pursuant to the change order process of the LTS Purchase Order and [***]. The Parties acknowledge and agree that the Liquefaction Train System Scope of Supply contains certain single-line diagrams, pipe and instrumentation diagrams and other diagrams and drawings that will change as a Seller completes its engineering of the Liquefaction Train System and that any change to such diagrams and drawings, which are not the result of changes to the basis of design directed by Purchaser or changes made pursuant to the change order process of the LTS Purchase Order, will not be changes that will entitle either the applicable Purchaser or the applicable Seller to an increase in the LTS Purchase Price or an extension of the delivery schedule for the Liquefaction Train System under the LTS Purchase Order.

(b) Power Island Systems.

i. The purchase price for each Power Island System in a Standard Configuration (the “PIS Purchase Price”) under a PIS Purchase Order shall be [***]. VGLNG and the applicable Seller shall negotiate in good faith the pricing for an Alternative Configuration of the Power Island System in accordance with Section 2.2(b)(iii) if such Alternative Configuration is selected by a Purchaser. The applicable Seller shall deliver each Power Island System DDP to the applicable Delivery Point (Incoterms 2010). The PIS Purchase Price shall not include any Power Island System duties and tariffs paid by the applicable Seller to deliver each Power Island System in accordance with the preceding sentence (“PIS Duties”), and physical transportation costs, exclusive of insurance costs and taxes associated with physical transportation costs other than PIS Duties, for each such Power Island System (“PIS Transportation Costs”). The items will be supplied to the relevant jurisdiction in which they will be installed, cleared through customs and duty-paid for use in that jurisdiction. Purchaser shall reimburse the applicable Seller pursuant to the PIS Purchase Order requirements for all reasonable, documented out-of-pocket PIS Duties and PIS Transportation Costs incurred by the applicable Seller, plus a fixed fee of [***] for the applicable Seller’s management of the Power Island System deliveries. PIS Transportation Costs, inclusive of the fixed fee, shall, subject to the following two sentences, not exceed [***] in the aggregate, provided that the applicable Seller has made commercially reasonable efforts to obtain competitive transportation pricing terms and to minimize transportation costs. When the amount of PIS Transportation Costs forecast by Seller reaches [***] of the not to exceed amount of PIS Transportation Costs amount set forth above and Seller reasonably estimates that the aggregate PIS Transportation Costs may exceed such not to exceed amount

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

of PIS Transportation Costs, Seller shall notify the applicable Purchaser and provide an estimate of the remaining PIS Transportation Costs anticipated to complete the Power Island System deliveries under the applicable PIS Purchase Order. Purchaser will reasonably consider an adjustment to the not to exceed PIS Transportation Costs; provided that any such increase in the PIS Transportation Costs shall be mutually agreed in a change order to such PIS Purchase Order. At least [***] prior to the delivery of the first component under a PIS Purchase Order, the applicable Seller shall provide to Purchaser for Purchaser’s review and approval a plan for the delivery of the Power Island System, in accordance with the delivery schedule, including the identity of the transportation vendors and the estimated PIS Transportation Costs for such PIS Purchase Order, such approval not to be unreasonably withheld, conditioned or delayed.

ii. The PIS Purchase Price for each PIS Purchase Order shall be firm and not subject to any adjustments, other than increases or decreases in the PIS Purchase Price resulting from [***], (iii) by an additional amount based upon changes in labor and commodities indices in accordance with Exhibit D, (iv) a foreign exchange adjustment to such PIS Purchase Price in accordance with Exhibit E, (v) adjustments related to the selection of an Alternative Configuration and (vi) after the execution of the applicable PIS Purchase Order, an adjustment pursuant to the terms and conditions of such PIS Purchaser Order.

iii. The obligation for holding the price and delivery schedule for the Power Island Systems in accordance with this Agreement as the same may be adjusted for any Alternative Configuration, and is further subject to and contingent (i) for the fourth Power Island System, on a Purchaser executing the Fourth PIS Purchase Order and (ii) for each subsequent Power Island System, on Purchaser executing each of the PIS Purchase Orders after the Fourth LTS Purchase Order that relate to a Power Island System that precedes such subsequent Power Island System, in each case, within the timeframes detailed in Section 1.1(b).

iv. In exchange for BH performing all of its obligations under this Agreement and provided that no BH event of default has occurred and is continuing under this Agreement, if VGLNG, through its subsidiaries, purchases a Liquefaction Train System for a Project that has the design capacity of the Liquefaction Train System described in Appendix C to the LTS Purchase Order, [***]; however, if such Project does not have the design capacity of the Liquefaction Train System described in Appendix C to the LTS Purchase Order then [***].

v. BH represents and warrants to VGLNG that Appendix C to the PIS Purchase Order (the “Power Island System Scope of Supply”) includes all of the necessary obligations that are required to be performed by an applicable Seller in order for each of the Power Island Systems to operate in accordance with the requirements of the PIS Purchase Order and satisfy the design codes, standards and the performance guarantees set forth in the PIS Purchase Order. Notwithstanding Section 2.3(b)(ii), BH and VGLNG acknowledge and agree that the Power Island System Scope of Supply describes the items for the Power Island System being provided in general, but not in complete detail. BH and VGLNG agree that any specific items not set forth in the Power Island System Scope of Supply, or any details or clarifications thereto, that are required in order to satisfy the requirements of the PIS Purchase Order or to satisfy the design codes, standards and the performance guarantees set forth therein, in each case, will not be considered changes to the Power Island System Scope of Supply, unless they are explicitly excluded from the Power Island System Scope of Supply, or are changes to the basis of design as directed by Purchaser, or are changes pursuant to the change order requirements of the PIS Purchase Order and, both [***].

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

3. ADDITIONAL AGREEMENTS.

3.1 FEED Services. BH acknowledges that as the equipment supplier for the Projects, a Seller will be expected to enter into subcontracts (provided that such subcontracts have commercial, technical and other terms and conditions reasonably acceptable to and approved by the Seller) with certain contractors designated by VGLNG that will be parties to the FEED agreements and engineering, procurement and construction agreements for each Project (each, an “Owner Contractor”) related to the provision of FEED services for the Projects. In order to ensure coordination between the applicable Project owner and the Seller with respect to such subcontracts, BH, for itself and its affiliates and subsidiaries, shall not enter into any arrangement with any Owner Contractor that (a) is inconsistent with any of the terms and conditions contained in the Agreement or any LTS Purchase Order or PIS Purchase Order, or (b) in any way restricts or seeks to restrict VGLNG or the applicable Project owner’s selection of an Owner Contractor for a Project that will utilize the Liquefaction Trains or Power Island Systems, such as a transaction pursuant to which a Seller agrees with an Owner Contractor that Seller will not supply Liquefaction Trains or Power Island Systems to any purchaser that does not engage such Owner Contractor, in each case, without the prior written consent of VGLNG.

3.2 Major Components. In cases where the applicable Seller is not the manufacturer or the supplier of Major Components, BH acknowledges and agrees that VGLNG or the applicable Purchaser shall have the right to consent to and approve the supplier of each major component of equipment comprising the (a) Liquefaction Train Systems [***], (b) Power Island Systems [***], (c) pressure transmitters, flow transmitters, automated control or isolation valves greater than [***] and associated actuators for both the Liquefaction Train Systems and Power Island Systems (in the case of (a), (b), an (c), each, a “Major Component”). To assist VGLNG or the applicable Purchaser in the selection of Major Components, for each potential vendor or supplier of a Major Component the applicable Seller will provide VGLNG or the applicable Purchaser with access to: (1) the identity of the potential vendor or supplier; (2) the delivery and schedule terms for the Major Component; (3) in the case of the [***], the price negotiated by the applicable Seller for such Major Components; and (4) all technical and performance information for each Major Component requested by VGLNG or the applicable Purchaser. To the extent a Major Component supplier is changed based on a VGLNG or Purchaser directive and, as a result of such change in Major Component supplier, the applicable Seller incurs a documented incremental increase in the price of the Major Component or delay in the delivery of the Major Component that adversely affects the delivery schedule for the Liquefaction Trains or the Power Island Systems, the applicable Seller shall receive an equitable adjustment in the purchase price and delivery schedule for the applicable Liquefaction Train or Power Island System.

3.3 Field Services. BH acknowledges and agrees that, upon the election by VGLNG or the applicable Purchaser, in its discretion, BH or one or more of its affiliates and the applicable Project owner shall enter into a field services agreement for the provision of installation, commissioning, start-up, testing, operational training and operation and maintenance services (“Field Services Agreement”) for each Project, in substantially the form of the Field Services Agreement dated May 2, 2022 between VG Plaquemines and BH.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

3.4 Long-term Service Agreement. BH acknowledges and agrees that, upon the election by VGLNG or the applicable Purchaser, in its discretion, BH or one or more of its affiliates and the applicable Project owner shall enter into a long-term service agreement (“Long-Term Service Agreement”) for the provision of for long-term maintenance services for the Liquefaction Train Systems and Power Island Systems contemplated herein, in substantially the form of the Long Term Services Agreement dated as of December 8, 2022 between VG Calcasieu Pass and BH.

3.5 Additional Power Generation. In the event that a Purchaser requires additional permanent power generation for a Project, VGLNG shall request, on behalf of such Purchaser, and BH shall provide a commercial quotation for the supply of additional power generation equipment by BH or a Seller. Upon Purchaser’s notice (in its sole discretion), Purchaser and Seller shall negotiate in good faith the inclusion of the supply of any such additional power generation equipment in the applicable PIS Purchase Order, including any special terms and conditions that may be required for such scope of supply; provided for the avoidance of doubt that the relevant Purchaser shall have no obligation to purchase such additional power generation from BH or a Seller.

3.6 Term. This Agreement shall become effective on the date of execution hereof by all of the Parties and shall continue in full force and effect until the earliest of: (i) the expiration of BH’s obligation to maintain manufacturing capacity pursuant to Section 1.1(a)(ii), Section 1.1(a)(iii), Section 1.1(a)(iv), Section 1.1(a)(v), Section 1.1(a)(vi), Section 1.1(a)(vii), Section 1.1(a)(viii), Section 1.1(a)(ix), Section 1.1(a)(x), Section 1.1(a)(xi), Section 1.1(b)(ii), Section 1.1(b)(iii), Section 1.1(b)(iv), Section 1.1(b)(v), Section 1.1(b)(vi), Section 1.1(b)(vii), Section 1.1(b)(viii), Section 1.1(b)(ix), Section 1.1(b)(x) and Section 1.1(b)(xi) of this Agreement; (ii) the execution by a Purchaser and the applicable Seller of the Final LTS Purchase Order and the Final PIS Purchase Order; (iii) the permanent cancellation and abandonment of all of the Projects for which a LTS Purchase Order or PIS Purchase Order has not been executed by a Purchaser and the applicable Seller, evidenced by the formal announcement of such cancellation and withdrawal of any pending FERC filings related to such Projects; and (iv) the written agreement of the Parties to terminate this Agreement.

3.7 Price and Performance Optimization. VGLNG and BH agree to reasonably cooperate and work together in good faith with the shared objective of using the experience, knowledge and data derived from the performance under this Agreement, the FEED agreements and any LTS Purchase Orders to optimize the project management services, engineering services, procurement, manufacturing and performance of each Liquefaction Train System in combination with the balance of plant of each Project (excluding BH improvements that are unrelated to and do not impact the performance, reliability or maintenance of the relevant Liquefaction Train System(s)) with the common goals of (x) increasing the operational performance of the Liquefaction Train Systems and (y) if possible and solely to the extent consistent with clause (x), reducing the LTS Purchase Price; provided, however, that VGLNG and BH acknowledge that (i) no particular result is assured or guaranteed from such price optimization efforts, (ii) price optimization efforts are not included in any Change Order (as such term is defined in the LTS Purchase Order or the PIS Purchase Order, as applicable) requested by Buyer, and (iii) the applicable Seller shall not be permitted to change the means and methods of its performance or its basis of design for the Liquefaction Train System under any Purchase Order in a manner that would deny or reduce the value to the relevant Purchaser of the benefits of the optimization of the performance of each Liquefaction Train System achieved by VGLNG and/or the relevant Purchaser. Prior to implementation, Purchaser shall consult with the applicable Seller in respect of any modifications that adversely and materially impact the inlet, exit or throughput conditions of the Liquefaction Train System. Notwithstanding the foregoing, if and to the extent that BH makes adjustments to its means and methods or design specifications under the First LTS Purchase Order that relate to BH achieving the performance guarantees set forth in the First LTS Purchase Order, such adjustments may be incorporated into each subsequent LTS Purchase Order.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

3.8 Regulatory Assistance. BH shall provide all reasonably requested support and assistance to VGLNG and its subsidiaries and affiliates related to such filings or deliverables that are necessary or appropriate to submit to FERC and other regulatory authorities for the Projects, in each case, as related to BH’s scope of work, including amending any existing regulatory filings for the Projects, in accordance with the schedule set by VGLNG for submission of such filings or deliverables, [***]. VGLNG and BH acknowledge that the responsibility for FERC filings or any other regulatory or licensing filings for the Projects and successfully obtaining all necessary FERC or other regulatory or licensing approvals for the Projects are solely the responsibility and risk of VGLNG (or the applicable Purchaser).

3.9 Assistance with Tariff Exclusions and Exemptions. BH (and to the extent relevant, its affiliates and subsidiaries) shall provide reasonably requested support and assistance to VGLNG and its subsidiaries and affiliates related to such filings (including any joint filings by VGLNG or its subsidiaries and BH or its affiliates) or deliverables that are necessary or appropriate to request an exclusion or exemption from the remedies instituted in Presidential Proclamations Adjusting Imports of Steel Into the United States and Adjusting Imports of Aluminum Into the United States under Section 232 of the Trade Expansion Act of 1962, or similar tariff measures; although BH does not guarantee that it will achieve any particular results related to BH’s support so provided.

3.10 Seller Parent Guarantees. The Parties acknowledge and agree that BH’s obligations under each Purchase Order executed by a Seller and a Purchaser shall by guaranteed pursuant to a parent company guarantee in the form attached as an appendix to such Purchase Order issued by Baker Hughes Holdings LLC, a Delaware limited liability company, and delivered by the Seller to the relevant Purchaser.

3.11 Pre-Treatment System. For the avoidance of doubt, a Project shall not be required to utilize a pre-treatment system manufactured by BH, any other applicable Seller or its designee, and VGLNG shall, directly or through a subsidiary, affiliate or other entity be permitted to utilize a pre-treatment system for a Project manufactured by an entity other than BH, any applicable Seller or its designee. The Purchaser’s procurement and utilization of a pre-treatment system that is manufactured by an entity other than BH, any applicable Seller or its designee shall (a) [***]; provided, however, and contingent on the requirement that the “Basis of Design” for the pre-treatment system that is manufactured by an entity other than BH, any applicable Seller or its designee shall: (i) be substantially and materially the same as the meaning given to it in Exhibit C to this Agreement; and (ii) include no changes to the pre-treatment Basis of Design (as is defined in Exhibit C) (including pre-treatment system-caused changes to flows or qualities of the gas passing through that impact downstream equipment) that would require subsequent changes or revision to the Basis of Design for the LTS Purchase Order or the PIS Purchase Order (as the Basis for Design for each of those Purchase Orders is defined in Appendix C of Exhibit A to this Agreement and Exhibit B to this Agreement, respectively). If and to the extent that the pre-treatment system that is manufactured by an entity other than BH, another applicable Seller or its designee does not meet the requirements of clauses (i) or (ii) of the immediately preceding sentence, the applicable Seller shall be entitled to request a Change Order or other variation under the relevant LTS Purchase Order or PIS Purchase Order (including a Change Order for adjustment to the Performance Guarantee or any Minimum Performance Guarantee (as such terms are defined in the LTS Purchase Order or the PIS Purchase Order, as applicable)). Furthermore, if a Purchaser procures and utilizes a pre-treatment system that is manufactured by an entity other than BH, any applicable Seller or its designee, VGLNG acknowledges that the applicable Seller is not responsible for reviewing, endorsing, evaluating, optimizing or approving the pre-treatment system Basis of Design solution, feasibility or resulting guarantees or performance related to the pre-treatment system.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

4. DISPUTES

4.1 Disputes. If a dispute arises between the Parties arising out of or relating to this Agreement, a Party shall be permitted to provide notice of the dispute to the other Party. Within ten (10) days after the receipt of such notice, or such longer time as mutually agreed to by the Parties, the Parties involved in the dispute shall meet, and the meeting shall be attended by representatives of such Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. If, after such meeting, the Parties have not succeeded in negotiating a resolution of the dispute, then a Party may, by delivery of written notice to the other Party, cause the dispute to be referred to a meeting of appropriate senior management of the Parties. Such meeting shall be held within thirty (30) days following the delivery of the written notice. If within thirty (30) days following the delivery of the written notice, such meeting has not been held or if within thirty (30) days following such meeting, the Parties have not succeeded in negotiating a resolution of the dispute, then either Party may refer the matter to litigation. Completion of the management settlement conference procedure set out in this Section 4.1 shall be a condition precedent to initiating litigation. The prevailing Party in any action or proceeding shall be entitled to recover from the other Party all of its reasonable costs and expenses incurred in connection with such action or proceeding, including reasonable attorneys’ fees and costs at the trial court and all appellate levels.

4.2 Jurisdiction. Each Party irrevocably consents that any legal action or proceeding against it arising out of or relating to this Agreement may be brought in any federal or state court in New York, New York, and each Party irrevocably submits to and accepts, generally and unconditionally, the jurisdiction of those courts and irrevocably agrees to be bound by any judgment rendered. Each Party irrevocably waives, to the fullest extent permitted by law, any objections which it may now or hereafter have to the venue of any such action or proceeding in New York, New York, including any claim that any action has been brought in an inconvenient forum. The Parties agree that a final judgment in any such action or proceeding shall be conclusive, and may be enforced in any other jurisdiction within or outside the United States of America.

4.3 Waiver of Right to Jury Trial or Otherwise. THE PARTIES HEREBY EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY OR OTHERWISE ON ANY CLAIM, CAUSE OF ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY INVOLVING OR RELATED TO THE TERMS, COVENANTS OR CONDITIONS OF THIS AGREEMENT OR ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR RELATED TO THIS AGREEMENT. THIS SECTION 4.3 SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT.

4.4 Limitation on Liability. [***], TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, RULES, CODES AND REGULATIONS, NO PARTY, NOR ANY OF THEIR RESPECTIVE MEMBERS, AGENTS, OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS SHALL BE LIABLE TO ANOTHER PARTY OR SHALL MAKE ANY CLAIM FOR ANY INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR CONNECTED IN ANY WAY TO THIS AGREEMENT, INCLUDING LOSS OF USE, LOSS OF PROFIT, LOSS OF BUSINESS, LOSS OF INCOME, LOSS OF REPUTATION OR ANY OTHER CONSEQUENTIAL DAMAGES THAT A PARTY MAY HAVE INCURRED FROM ANY CAUSE OF ACTION INCLUDING NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT AND BREACH OF STRICT OR IMPLIED WARRANTY.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

4.5 Enforcement of Agreement; Specific Performance. The Parties hereby agree that irreparable harm would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such harm. Accordingly, the Parties acknowledge and hereby agree that, in the event of any breach or threatened breach by a Party or a Purchaser of any of its respective covenants, obligations or agreements set forth in this Agreement, the other Party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such Party, and entitled to seek to specifically enforce the terms and provisions of this Agreement to prevent and/or remedy breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of such Party under this Agreement, in addition to any other remedy to which the other Party are entitled to at law or in equity.

5. MISCELLANEOUS

5.1 Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date that:

(a) it is an organization duly organized and in good standing under the laws of the State of Delaware and it has the power, authority and legal right to enter into and perform its obligations under this Agreement;

(b) the execution, delivery and performance by it of this Agreement have been duly authorized by all required corporate action and do not and will not: (i) violate any applicable law or any provisions of its organizational documents or (ii) constitute or give rise to a default under any agreement or instrument to which it is a party or by which its assets may be bound; and

(c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors generally (regardless of whether considered in a proceeding in equity or at law).

5.2 Notices. Any notice or communication from one Party to the other Party shall be in writing and shall be effective when personally delivered to the Party for whom intended, upon confirmation of receipt when sent by overnight courier (signature requested) or e-mail or five calendar (5) days following deposit of the same into the mail addressed to such Party at the address specified for the receipt of notices pursuant to this Section 5.2. The addresses initially specified by the Parties for the receipt of notices hereunder are as follows: [***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

No change of address for a Party shall be effective until written notice of the change of address is provided to the other Party in accordance with this Section 5.2.

5.3 Confidentiality. The subject matter and terms and conditions of this Agreement are considered “Confidential Information” under that certain Mutual Non-Disclosure Agreement, dated as of October 21, 2015, between BH and VGLNG, as amended by Amendment No. 1 to Mutual Non-Disclosure Agreement, dated as of February 22, 2016 and Amendment No. 2 to Mutual Non-Disclosure Agreement, dated as of August 31, 2018, among BH, VGLNG and VG Calcasieu Pass (as may be further amended from time to time, the “NDA”). All written, oral, visual or electronic information that has not been publicly disclosed and that a Party acquires from another Party shall be subject to the terms and conditions of the NDA.

5.4 Entire Agreement; Amendment. This Agreement constitutes the entire, final and exclusive agreement among the Parties with regard to the subject matter hereof and supersedes all other agreements, oral or written, among the Parties in relation to the subject matter hereof, including the First Amended and Restated Letter of Agreement, the Second Amended and Restated Letter of Agreement and the Third Amended and Restated Letter of Agreement. No cancellation, modification, amendment, deletion, addition, waiver or other change in this Agreement shall be effective unless specifically set forth in writing and signed by each of the Parties.

5.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

5.6 Assignment. Neither Party shall transfer or assign this Agreement or any of its rights under or interest in this Agreement, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that VGLNG shall be permitted to transfer or assign this Agreement to any affiliate that directly or indirectly controls the entities that own the Projects without the consent of BH. Any assignment, transfer or other disposal in violation of this Section 5.6 shall be null and void ab initio and shall not be binding on the Parties.

5.7 Waiver. The waiver by a Party of a breach of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has, or may have, hereunder operate as a waiver of any right, power or privilege by such Party. Any consent or permission granted under this Agreement shall be effective only in the specific instance and for the specific purpose given.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

5.8 Severability. Should a determination be made by a court of competent jurisdiction that any provision of this Agreement is illegal, invalid or otherwise unenforceable, the same shall not affect the other terms or provisions of this Agreement, but such provisions shall be deemed modified to the extent necessary in the court’s opinion to render such term or provision enforceable, and the rights and obligations of the Parties shall be construed and enforced accordingly, preserving to the fullest extent possible the intent and agreements of the Parties set forth herein.

5.9 Governing Law. The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof that would require the application of the laws of any other jurisdiction.

5.10 Time is of the Essence. Time is of the essence in the performance of this Agreement.

5.11 Expenses; Further Assurances. Each Party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and delivery of this Agreement. Each Party shall, from time to time on being requested to do so by, and at the cost and expense of, another Party, do all such acts and/or execute and deliver all such instruments and assurances as are reasonably necessary for carrying out or giving full effect to the terms of this Agreement.

5.12 Limited Recourse. In the event of non-performance by VGLNG of its obligations hereunder, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (a) any assets or properties of any of the shareholders, members or partners of VGLNG, (b) any affiliate of VGLNG or (c) any officers, directors or employees thereof, and no judgment relating to the obligations of VGLNG under this Agreement or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by BH against any shareholder, member, partner or affiliate of VGLNG or any other officer, employee or director past, present or future of VGLNG or any of its shareholders, members, partners or affiliates. In the event of non-performance by BH of its obligations hereunder, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (i) any assets or properties of any of the shareholders, members or partners of BH, (ii) any affiliate of BH or (iii) any officers, directors or employees thereof, and no judgment relating to the obligations of BH under this Agreement or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by VGLNG against any shareholder, member, partner or affiliate of BH or any other officer, employee or director past, present or future of the BH or any of its shareholders, members, partners or affiliates.

5.13 Headings; Interpretation. The headings in this Agreement are for convenience only, and shall not affect the interpretation hereof. The word “includes” and variants thereof shall be deemed to mean “includes but is not limited to”. The word “Dollars” means United States dollars. The Parties acknowledge that each Party and its attorney have reviewed this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement. In no event shall this Agreement be interpreted or construed to amend, modify, supplement or waive any provision of the First LTS Purchase Order, the First PIS Purchase Order, the Second LTS Purchase Order, the Second PIS Purchase Order, the Third LTS Purchase Order or the Third PIS Purchase Order in any respect.

5.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Signatures may be delivered electronically or by facsimile, and such copies shall be treated as originals for all purposes.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

VENTURE GLOBAL LNG, INC.

By:	/s/ Keith Larson
Name:	Keith Larson
Title:	General Counsel

BAKER HUGHES ENERGY SERVICES LLC

By:	/s/ Marco Caccavale
Name:	Marco Caccavale
Title:	President

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit A

Form of LTS Purchase Order

[Omitted]

A-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit B

Form of PIS Purchase Order

[Omitted]

B-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit C

Basis of Design for Pre-Treatment System

[Omitted]

C-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit D

Adjustment Factors

1. Liquefaction Train System Escalation Formula

Escalation Formula

Component (1) of the LTS Purchase Price for each LTS Purchase Order will be adjusted by the following adjustment index formula, provided that such adjustment shall (a) not be subject to any compounding and (b) be limited to a maximum reduction of [***], and maximum increase of [***], per annum:

[***]

where:

[***]

and:

[***]

D-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

2. Power Island System Escalation Formula

OECD + BLS formula mechanism

Escalation Formula

The PIS Purchase Price for each PIS Purchase Order will be adjusted by the following adjustment index formula, provided that the adjustment of each PIS Purchase Price (a) will not be subject to any compounding and (b) be limited to a maximum reduction of [***], and maximum increase of [***], per annum:

[***]

where:

[***]

and:

[***]

Index References

OECD Indices overview:

OECD Purchasers Price Index

https://data.oecd.org/price/producer-price-indices-ppi.htm

Euro area (19 countries)

BLS Index overview:

BLS: Bureau of Labor Statistics

http://data.bls.gov/timeseries/PCU333132333132

Bureau of Labor Statistic index for “oil & gas field machinery & equipment mfg”

D-2

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit E

Foreign Exchange Adjustment

1. The LTS Purchase Price shall be adjusted for foreign exchange as follows:

(a)	For the Fourth LTS Purchase Order, the Fifth LTS Purchase Order and the Sixth LTS Purchase Order:

(i)

An amount in US Dollars equal to [***] of Component (1) of the LTS Purchase Price shall be converted from US Dollars into Euro at the exchange rate for US Dollars to Euro as of July 13, 2016, which is stipulated to be [***] US Dollar to [***] Euro; and

(ii)

The Euro amount determined pursuant to clause (a)(i) shall be re-converted to US Dollars on the day immediately preceding the date of execution of the relevant LTS Purchase Order, using the Euro reference exchange rate for the US Dollar published by the European Central Bank at link https://www.ecb.europa.eu/stats/ policy_and_exchange_rates/euro_reference_exchange_rates/html/index.en.html and determined by the parties to the Purchase Order between 11:00 a.m. and 5:00 p.m. Eastern Prevailing Time on the day immediately preceding the date of execution of the relevant LTS Purchase Order.

(iii)	An amount in US Dollars equal to [***] of Component (1) of the LTS Purchase Price shall be subtracted from the re-converted US Dollar amount determined pursuant to clause (a)(ii) and;

(iv)

If the amount determined pursuant to clause (a)(iii) is positive, it shall be added to Component (1) of the LTS Purchase Price. If the amount determined pursuant to clause (a)(iii) is negative, it shall be subtracted from Component (1) of the LTS Purchase Price.

(b)

For the Seventh LTS Purchase Order, the Eighth LTS Purchase Order, the Ninth LTS Purchase Order, the Tenth LTS Purchase Order, the Eleventh LTS Purchase Order, the Twelfth LTS Purchase Order and the Final LTS Purchase Order:

(i)

An amount in US Dollars equal to [***] of Component (1) of the LTS Purchase Price shall be converted from US Dollars into Euro at the exchange rate for US Dollars to Euro as of July 13, 2016, which is stipulated to be [***] US Dollar to [***] Euro;

(ii)

The Euro amount determined pursuant to clause (b)(i) shall be re-converted to US Dollars on the day immediately preceding the date of execution of the relevant LTS Purchase Order, using the Euro reference exchange rate for the US Dollar published by the European Central Bank at link https://www.ecb.europa.eu/stats/ policy_and_exchange_rates/euro_reference_exchange_rates/html/index.en.html and determined by the parties to the Purchase Order between 11:00 a.m. and 5:00 p.m. Eastern Prevailing Time on the day immediately preceding the date of execution of the relevant LTS Purchase Order;

(iii)

An amount in US Dollars equal to [***] of Component (1) of the LTS Purchase Price shall be subtracted from the re-converted US Dollar amount determined pursuant to clause (b)(ii), and the difference in such amount (positive or negative) shall be divided by two (2); and;

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(iv)

If the amount determined pursuant to clause (b)(iii) is positive, it shall be added to Component (1) of the LTS Purchase Price. If the amount determined pursuant to clause (b)(iii) is negative, no amount shall be deducted from Component (1) of the LTS Purchase Price.

2. The PIS Purchase Price shall be adjusted for foreign exchange as follows:

(a)

For each of the Fourth PIS Purchase Order, the Fifth PIS Purchase Order, the Sixth PIS Purchase Order, the Seventh PIS Purchase Order, the Eighth PIS Purchase Order, the Ninth PIS Purchase Order, the Tenth PIS Purchase Order, the Eleventh PIS Purchase Order, the Twelfth PIS Purchase Order and the Final PIS Purchase Order:

(i)

An amount in US Dollars equal to [***] of the PIS Purchase Price, which is specifically associated with the five (5) generators for the gas turbines, two (2) generators for the steam turbines, the gas insulated switchgear and the generator circuit-breakers of the Power Island System, shall be converted from US Dollars into Euro at the exchange rate for US Dollars to Euro as of July 13, 2016, which is stipulated to be [***] US Dollars to [***] Euro.

(ii)

An amount in US Dollars equal to [***] of the PIS Purchase Price, which is specifically associated with the two (2) steam turbines of the Power Island System, shall be converted from US Dollars into Polish Zloty (PLN) at the exchange rate for US Dollars to PLN as of July 13, 2016, which is stipulated to be [***] US Dollars to [***] PLN.

(iii)

The Euro amount determined pursuant to clause (a)(i) shall be re-converted to US Dollars on the day immediately preceding the date of execution of the relevant PIS Purchase Order, using the Euro reference exchange rate for the US Dollar published by the European Central Bank at link https://www.ecb.europa.eu/stats/ policy_and_exchange_rates/euro_reference_exchange_rates/html/index.en.html and determined by the parties to the PIS Purchase Order between 11:00 a.m. and 5:00 p.m. Eastern Prevailing Time on the day immediately preceding the date of execution of the relevant PIS Purchase Order.

(iv)

The PLN amount determined pursuant to clause (a)(ii) shall be re-converted to US Dollars on the day immediately preceding the date of execution of the relevant PIS Purchase Order, using the middle exchange rate (table A) for the US Dollar published by Narodowy Bank Polski at link https://www.nbp.pl/homen.aspx?f=/kursy/ratesa.html and determined by the parties to the PIS Purchase Order between 11:00 a.m. and 5:00 p.m. Eastern Prevailing Time on the day immediately preceding the date of execution of the relevant PIS Purchase Order.

(v)	An amount in US Dollars equal to [***] of the PIS Purchase Price shall be subtracted from the re-converted US Dollar amount determined pursuant to clause (a)(iii).

(vi)

If the amount determined pursuant to clause (a)(v) is positive, it shall be added to the PIS Purchase Price. If the amount determined pursuant to clause (a)(v) is negative, it shall be deducted from the PIS Purchase Price.

(vii)	An amount in US Dollars equal to [***] of the PIS Purchase Price shall be subtracted from the re-converted US Dollar amount determined pursuant to clause (a)(iv).

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(viii)

If the amount determined pursuant to clause (a)(vii) is positive, it shall be added to the PIS Purchase Price. If the amount determined pursuant to clause (a)(vii) is negative, it shall be deducted from the PIS Purchase Price.

(b)

If at any time the manufacturing of any of gas or steam turbine generators, the gas insulated switchgear, the generator circuit-breakers or any steam turbines supplied under any PIS Purchase Order described in clause (a) is performed under a subcontract made in US Dollars or if any such generator or steam turbine is manufactured in the United States of America, then the corresponding foreign currency adjustment(s) set forth in clause(a)(i) and/or clause(a)(ii) above shall not apply to such PIS Purchase Order.

3. For the avoidance of doubt, any adjustment to the percentages specified in this Exhibit E shall be subject to Section 5.4 of the Agreement.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit F

Areas A&B

[Omitted]